Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Skopos Financial, LLC

8333 Ridgepoint Drive, Suite 150

Irving, Texas 75063

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of Reprise Financial 2026-1, Asset Backed Fixed Rate Notes, Series 2026-1. Skopos Financial, LLC (d/b/a Reprise Financial) (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Statistical Data File, Subsequent Statistical Data File and Final Statistical Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Initial Statistical Data File, Subsequent Statistical Data File and Final Statistical Data File. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”) and Natixis Securities Americas LLC (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 24, 2026, representatives of Goldman Sachs, on behalf of the Company, provided us with a computer-generated data file (the “Initial Statistical Data File”) and related record layout containing data, as represented to us by Goldman Sachs, on behalf of the Company, as of the close of business January 31, 2026, with respect to 37,346 unsecured consumer loans. At the Company’s instruction, we randomly selected 150 unsecured consumer loans (the “Initial Sample Loans”) from the Initial Statistical Data File.

On April 7, 2026, representatives of Goldman Sachs, on behalf of the Company, provided us with a computer-generated data file (“Subsequent Statistical Data File”) and related record layout containing data, as represented to us by Goldman Sachs, on behalf of the Company, as of the close of business March 31, 2026, with respect to 36,816 unsecured consumer loans. At the Company’s instruction, we randomly selected nine unsecured consumer loans that were not Initial Sample Loans (the “Subsequent Sample Loans”) from the Subsequent Statistical Data File.

On June 3, 2026, representatives of Goldman Sachs, on behalf of the Company, provided us with a computer-generated data file (“Final Statistical Data File”) and related record layout containing data, as represented to us by Goldman Sachs, on behalf of the Company, as of the close of business April 30, 2026, with respect to 33,127 unsecured consumer loans. At the Company’s instruction, we randomly selected 114 unsecured consumer loans that were not Initial Sample Loans or Subsequent Sample Loans (the “Final Sample Loans”) from the Final Statistical Data File. The Initial Sample Loans, Subsequent Sample Loans and Final Sample Loans are collectively and hereinafter referred to as the “Sample Loans.”

Member of
Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Initial Statistical Data File, Subsequent Statistical Data File and Final Statistical Data File, as applicable, and indicated below.

Characteristics

1.	Account number (for informational purposes only)	8.	Product type
2.	State of origination	9.	Origination date
3.	Original term	10.	Current principal balance
4.	Original interest rate	11.	Current interest rate
5.	Original principal balance	12.	Monthly payment
6.	Maturity date	13.	Vantage at origination
7.	First payment date

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the respective “Loan Agreement.”

We compared Characteristic 8. to the corresponding information set forth on or derived from the Loan Agreement and screenshots from the Company’s servicing system (the “Servicing System Screenshots”).

We compared Characteristics 9. through. 13. to the corresponding information set forth on or derived from the Servicing System Screenshots.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 6. and 9., differences of one day are deemed to be “in agreement.”

The unsecured consumer loan documents described above, and any other related documents used in support of the Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Data File, Subsequent Statistical Data File and Final Statistical Data File, as applicable, were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Initial Statistical Data File, Subsequent Statistical Data File or Final Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Statistical Data File, Subsequent Statistical Data File or Final Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 16, 2026